SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 26, 2003
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                 AMSTAR FINANCIAL SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                   	0-25803             65-0181535
----------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION          (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)  IDENTIFICATION NUMBER)

                10800 Biscayne Blvd., Suite 500 Miami, Fl 33161
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 305-751-3232

                                 NOT APPLICABLE
----------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                       1


ITEM   4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
On December 26, 2003 Registrant notified Holyfield & Thomas LLC it would not be engaged to audit Registrant's financial statements for the fiscal year ending December 31, 2003 due to such firm's failure to register with the Public Company Accounting Oversight Board. This decision was approved by the Registrant's Board of Directors.

The report of Holyfield & Thomas LLC on the Registrant's financial statements for the Registrant's two most recently completed fiscal years two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Holyfield & Thomas LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Holyfield & Thomas LLC, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant's financial statements.

The Registrant requested Holyfield & Thomas LLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of response of Holyfield & Thomas LLC is filed herewith as Exhibit 16. The Registrant engaged Rachlin Cohen & Holtz LLP as the Registrant's principal accountants effective as of December 26, 2003. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Rachlin Cohen & Holtz LLP, neither the Registrant nor anyone on its behalf consulted with Rachlin Cohen & Holtz LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Rachlin Cohen &
Holtz LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.


Item  7. Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit #   Description of Exhibit

                  16.         Letter from Holyfield & Thomas LLC


                                  Signatures

                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Amstar Financial Services, Inc.


                               BY:  /s/ Nelson Locke
                              -------------------------------------

                               Nelson Locke, President

DATED: December 26, 2003

                                       3


EXHIBIT INDEX

Ex#     Exhibit Description

16      Letter from Holyfield & Thomas LLC



                                                         EXHIBIT 16

Holyfield & Thomas LLC
Certified Public Accountants
1601 Forum Place, Suite 801
West Palm Beach, FL 33401


December 26, 2003


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Commissioners:

We have read the statements made by Amstar Financial Services, Inc. which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of December 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



Holyfield & Thomas LLC